UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37482 (Commission File Number)	46-2078182 (IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2029	KHC29	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2033	KHC33	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Pursuant to the terms of the Amended and Restated Registration Rights Agreement, dated as of July 2, 2015, by and among The Kraft Heinz Company (the “Company”), 3G Global Food Holdings LP and Berkshire Hathaway Inc. (the “Selling Stockholder”), the Company filed a prospectus supplement on January 20, 2026 (the “Resale Prospectus Supplement”) with the Securities and Exchange Commission (the “SEC”) solely to register the potential resale by the Selling Stockholder of up to an aggregate of 325,442,152 shares of the Company’s common stock, par value $0.01 per share (the “Shares”).

The filing of the Resale Prospectus Supplement is not itself a sale of securities by the Selling Stockholder and does not necessarily mean that the Selling Stockholder will choose to sell any Shares. If any Shares are sold by the Selling Stockholder, the Company would not receive any proceeds from that sale. No securities will be issued or sold by the Company pursuant to the Resale Prospectus Supplement.

The Resale Prospectus Supplement was filed pursuant to the Company’s automatic “shelf” Registration Statement on Form S-3ASR (File No. 333-284906), previously filed with the SEC on February 13, 2025. The Company is filing this current report to provide the legal opinion as to the validity of the Shares covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: January 20, 2026	By:	/s/ Angel Willis
Angel Willis
Executive Vice President, Global General Counsel and Corporate Affairs Officer